UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2012

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Common Stock Offering

On April 11, 2012, Hovnanian Enterprises, Inc. (“Hovnanian”) completed an underwritten public offering of 25,000,000 shares (the “Shares”) of its Class A Common Stock, par value $0.01 per share (the “Common Stock”), at a price of $2.00 per share, pursuant to an underwriting agreement (the “Underwriting Agreement”), dated April 4, 2012, among Hovnanian and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (together, the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, Hovnanian has granted the Underwriters an option to purchase up to 3,750,000 additional shares of Common Stock to cover over-allotments, if any. The Underwriting Agreement has previously been filed as Exhibit 1.3 to Hovnanian’s Current Report on Form 8-K dated April 4, 2012.

The sale of the Shares was made pursuant to the Registration Statement on Form S-3 (File No. 333-173365) (the “Registration Statement”) and the prospectus supplement, dated April 4, 2012, to the prospectus contained therein dated April 18, 2011.

The net proceeds from the issuance of the Shares, along with cash on hand, will be used to fund the purchase of approximately $15.3 million principal amount of Hovnanian’s 6 1/4% Senior Notes due 2016, approximately $22.8 million principal amount of Hovnanian’s 7 1/2% Senior Notes due 2016 and approximately $37.4 million principal amount of Hovnanian’s 8 5/8% Senior Notes due 2017 in a private transaction.

Item 8.01 Other Events.

In connection with the offering of the Shares, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) legal opinion of Simpson Thacher & Bartlett LLP, and related consent and (ii) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
	Name:	Michael Discafani
	Title:	Vice President and Corporate Counsel

Date: April 11, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).